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As filed with the Securities and Exchange Commission on May 15, 2003

Registration No. 333-102428

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 5 to
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Rexnord Corporation	Delaware	551112	04-3722228
Rexnord Industries, Inc.	Delaware	333613	39-1626766
PT Components Inc.	Delaware	551112	35-1537461
RBS Acquisition Corporation	Delaware	551112	72-1538677
Rexnord Germany-1 Inc.	Delaware	551112	39-1596220
Rexnord International Inc.	Delaware	333613	39-1049617
Winfred Berg Licensco Inc.	Delaware	551112	06-1260440
W.M. Berg Inc.	Delaware	333613	11-2583091
RAC-I, Inc.	Delaware	551112	68-0532385
RBS North America, Inc.	Delaware	551112	04-3722224
RBS Global, Inc.	Delaware	551112	01-0752045
RBS China Holdings, L.L.C.	Delaware	551112	68-0532389
Prager Incorporated	Louisiana	333612	72-0291860
Addax Inc.	Nebraska	333613	47-0696432
Clarkson Industries, Inc.	New York	332510	13-1980041
Rexnord Ltd.	Nevada	551112	39-1143248
Rexnord Puerto Rico Inc.	Nevada	326199	52-1126633
Betzdorf Chain Company Inc.	Wisconsin	551112	39-1348952
(Exact name of registrantas specified in its charter)	(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)
4701 Greenfield Avenue Milwaukee, WI 53214 (414) 643-3000	Thomas J. Jansen Chief Financial Officer 4701 Greenfield Avenue Milwaukee, WI 53214 (414) 643-3000
(Address, including zip code, and telephone number, including area code, of each of the co-registrants' principal executive offices)	(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:
Marc D. Jaffe, Esq.
Latham & Watkins LLP
885 Third Avenue
New York, New York 10022
(212) 906-1200

        Approximate date of commencement of proposed sale to the public:    As soon as practicable after this registration statement becomes effective.

        If any of the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

 EXPLANATORY NOTE

        This Amendment is filed solely to file the new or amended exhibits indicated in Item 21(a) of Part II. No change is made to the preliminary prospectus constituting Part I of the Registration Statement or Item 20, 21(b) or 22 of the Part II of the Registration Statement.

Item 21.    Exhibits and Financial Statement Schedules

  (a)
  Exhibits

Exhibit No.	Description of Exhibit
2.1*	Stock Purchase Agreement dated as of September 27, 2002, by and among RBS Acquisition Corporation, Invensys plc, BTR Inc., BTR (European Holdings) BV, BTR Industries GmbH, Dunlop Vermögensverwaltungsgesellschaft GmbH, Brook Hansen Inc., Invensys France SAS, Invensys Holdings Ltd., Hansen Transmissions International Ltd., Hawker Siddeley Management Ltd. and BTR Finance BV. The Registrants agree to furnish supplementally a copy of the schedules omitted from this Exhibit 2.1 to the Commission upon request.
3.1*	Certificate of Incorporation of Rexnord Corporation, filed September 26, 2002.
3.2*	Amended and Restated Certificate of Incorporation of Rexnord Industries, Inc., filed October 28, 1992.
3.3*	Certificate of Incorporation of PT Components Inc., filed August 25, 1981.
3.4*	Certificate of Incorporation of RBS Acquisition Corporation, filed September 26, 2002.
3.5*	Certificate of Incorporation of Rexnord Germany-1 Inc., filed February 24, 1987.
3.6*	Certificate of Incorporation of Rexnord International Inc., filed November 12, 1964.
3.7*	Certificate of Incorporation of Winfred Berg Licensco Inc., filed December 5, 1988.
3.8*	Certificate of Incorporation of W.M. Berg Inc., filed August 11, 1980.
3.9*	Certificate of Incorporation of RAC-I, Inc., filed November 12, 2002.
3.10*	Certificate of Incorporation of RBS North America, Inc., filed November 4, 2002.
3.11*	Restatement of Articles of Incorporation of Prager Incorporated, filed July 6, 1989.
3.12*	Amended and Restated Articles of Incorporation of Addax Inc., filed August 18, 1987.
3.13*	Certificate of Consolidation of Belson Corporation and the Highfield Mfg. Company into Clarkson Industries, Inc., filed December 1, 1967.
3.14*	Articles of Incorporation of Rexnord Ltd., filed September 3, 1970.
3.15*	Articles of Incorporation of Rexnord Puerto Rico Inc., filed June 14, 1978.
3.16*	Articles of Incorporation of Betzdorf Chain Company Inc., filed February 21, 1980.
3.17*	Restated Certificate of Incorporation of RBS Global, Inc., filed November 19, 2002.
3.18*	Certificate of Formation of RBS China Holdings, L.L.C., dated October 21, 2002.
3.19*	By-laws of Rexnord Corporation.
3.20*	Amended and Restated By-laws of Rexnord Industries, Inc.
3.21*	By-Laws of PT Components Inc.
3.22*	By-Laws of RBS Acquisition Corporation.

3.23*	By-Laws of Rexnord Germany-1 Inc.
3.24*	By-Laws of Rexnord International Inc.
3.25*	By-Laws of Winfred Berg Licensco Inc.
3.26*	By-Laws of W.M. Berg Inc.
3.27*	By-Laws of RAC-I, Inc.
3.28*	By-Laws of RBS North America, Inc.
3.29*	By-Laws of Prager Incorporated.
3.30*	By-Laws of Addax Inc.
3.31*	Amended and Restated By-Laws of Clarkson Industries, Inc.
3.32*	By-Laws of Rexnord Ltd.
3.33*	By-Laws of Rexnord Puerto Rico Inc.
3.34*	By-Laws of Betzdorf Chain Company Inc.
3.35*	By-Laws of RBS Global, Inc.
3.36*	Limited Liability Company Agreement of RBS China Holdings, L.L.C.
4.1*
Senior Subordinated Note Indenture with respect to the 10 1/8% Senior Subordinated Notes due 2012, between Rexnord Corporation, Wells Fargo Bank Minnesota, National Association, as trustee, and the Guarantors listed on the signature pages thereto, dated November 25, 2002.
4.2*	Form of 10 1/8% Senior Subordinated Notes due 2012 (included in exhibit 4.1).
4.3*
Registration Rights Agreement among Rexnord Corporation, RBS Global, Inc, each of the Subsidiary Guarantors listed on Schedule I thereto, Credit Suisse First Boston Corporation, Deutsche Bank Securities, Inc. and Wachovia Securities Inc. dated November 25, 2002.
4.4*	Purchase Agreement between RBS Holdings, Inc. and the initial purchasers named in Schedule A thereto, dated as of November 19, 2002.
5.1*	Opinion of Latham & Watkins LLP regarding the validity of the exchange notes.
5.2*	Opinion of Fitzgerald, Schorr, Barmettler & Brennan, P.C., L.L.O.
5.3*	Opinion of Sher, Garner, Cahill, Richter, Klein, McAllister and Hilbert L.L.C.
5.4*	Opinion of Hale Lane Peek Dennison and Howard.
5.5*	Opinion of Quarles & Brady.
10.1*
Credit Agreement, dated as of November 25, 2002, by and among RBS Global, Inc., Rexnord Corporation, the lenders party thereto, Deutsche Bank Trust Company Americas, as administrative agent, General Electric Capital Corporation and Wachovia Bank, National Association as co-documentation agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as joint lead arrangers and joint book runners.
10.2*	Security Agreement, dated as of November 25, 2002, among RBS Global, Inc., Rexnord Corporation, certain subsidiaries of RBS Global, Inc., and Deutsche Bank Trust Company Americas, as collateral agent.

10.3*	Pledge Agreement, dated as of November 25, 2002, among RBS Global, Inc., Rexnord Corporation, certain subsidiaries of RBS Global, Inc., and Deutsche Bank Trust Company Americas, as collateral agent.
10.4*
Subordination Agreement, dated as of November 25, 2002, by and among RBS Global, Inc., Rexnord Corporation, each of its Subsidiaries party thereto, and Deutsche Bank Trust Company Americas, as collateral agent.
10.5*	Subsidiaries Guaranty dated November 25, 2002, by and among the Guarantors party thereto and Deutsche Bank Trust Company Americas, as collateral agent.
10.6*	Management Agreement among RBS Global, Inc. and TC Group LLC dated November 25, 2002.
10.7*	Management Consulting Agreement among Rexnord Corporation and George M. Sherman, Cypress Group, L.L.C. and Cypress Industrial Holdings, L.L.C. dated November 25, 2002.
10.8*	Non-Competition Agreement dated November 25, 2002, by and among Invensys, plc and RBS Acquisition Corporation.
10.9*	Employment Agreement between Rexnord Corporation and Robert A. Hitt dated November 25, 2002.
10.10*	Employment Agreement between Rexnord Corporation and Thomas J. Jansen dated November 25, 2002.
10.11*	Employment Agreement between Rexnord Corporation and Michael N. Andrzejewski dated November 25, 2002.
10.12*	Stock Option Plan of RBS Global, Inc.
10.13*	Form of Rexnord Non-Union Pension Plan.
10.14*	Form of Rexnord Supplemental Pension Plan.
10.15*	Form of Rexnord Corporation Executive Bonus Plan.
10.16*	Stockholders Agreement by and among RBS Global, Inc., Carlyle Partners III, L.P., CPIII Coinvestment, L.P., Carlyle High Yield Partners, L.P. and Robert A. Hitt, dated as of November 25, 2002.
10.17*	Stockholders Agreement by and among RBS Global, Inc., Carlyle Partners III, L.P., CPIII Coinvestment, L.P., Carlyle High Yield Partners, L.P. and Thomas Jansen, dated as of November 25, 2002.
10.18*	Stockholders Agreement by and among RBS Global, Inc., Carlyle Partners III, L.P., CPIII Coinvestment, L.P., Carlyle High Yield Partners, L.P. and Michael Andrzejewski, dated as of November 25, 2002.
12.1*	Statement of Computation of Ratio of Earnings to Fixed Charges.
21.1*	List of Subsidiaries.
23.1*	Consent of Latham & Watkins LLP (included in Exhibit 5.1).
23.2*	Consent of Fitzgerald, Schorr, Barmettler & Brennan, P.C., L.L.O. (included in Exhibit 5.2).
23.3*	Consent of Sher, Garner, Cahill, Richter, Klein, McAllister and Hilbert L.L.C. (included in Exhibit 5.3).
23.4*	Consent of Hale Lane Peek Dennison and Howard (included in Exhibit 5.4).

23.5*	Consent of Quarles & Brady (included in Exhibit 5.5).
23.6	Consent of Ernst & Young LLP.
24.1*	Powers of Attorney.
25.1*	Statement of Eligibility of Trustee with respect to the Senior Subordinated Notes Indenture.
99.1*	Form of Letter of Transmittal, with respect to the Exchange Offer.
99.2*	Form of Notice of Guaranteed Delivery, with respect to the old notes and exchange notes.
99.3*	Form of Letter to DTC Participants Regarding the Exchange Offer.
99.4*	Form of Letter to Beneficial Holders Regarding the Exchange Offer.
99.5*	Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.
    *
    Previously filed.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

REXNORD CORPORATION
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Robert A. Hitt	President, Chief Executive Officer and Director (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Chief Financial Officer (Principal Financial Officer)	May 15, 2003
* Tindaro Caputo	Controller	May 15, 2003
* George M. Sherman	Chairman	May 15, 2003
* Praveen R. Jeyarajah	Director	May 15, 2003
* Jerome H. Powell	Director	May 15, 2003
* Bruce E. Rosenblum	Director	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

REXNORD INDUSTRIES, INC.
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Robert A. Hitt	President, Chief Executive Officer and Director (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Chief Financial Officer and Director (Principal Financial Officer)	May 15, 2003
* Tindaro Caputo	Controller	May 15, 2003
* Praveen R. Jeyarajah	Director	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

PT COMPONENTS INC.
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Robert A. Hitt	President, Chief Executive Officer and Director (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Chief Financial Officer and Director (Principal Financial Officer)	May 15, 2003
* Tindaro Caputo	Controller	May 15, 2003
* Praveen R. Jeyarajah	Director	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

RBS ACQUISITION CORPORATION
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Robert A. Hitt	President, Chief Executive Officer and Director (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Chief Financial Officer and Director (Principal Financial Officer)	May 15, 2003
* Tindaro Caputo	Controller	May 15, 2003
* Praveen R. Jeyarajah	Director	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

REXNORD GERMANY-1 INC.
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Robert A. Hitt	President, Chief Executive Officer and Director (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Chief Financial Officer and Director (Principal Financial Officer)	May 15, 2003
* Tindaro Caputo	Controller	May 15, 2003
* Praveen R. Jeyarajah	Director	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

REXNORD INTERNATIONAL INC.
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Robert A. Hitt	President, Chief Executive Officer and Director (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Chief Financial Officer and Director (Principal Financial Officer)	May 15, 2003
* Tindaro Caputo	Controller	May 15, 2003
* Praveen R. Jeyarajah	Director	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

WINFRED BERG LICENSCO INC.
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Robert A. Hitt	President, Chief Executive Officer and Director (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Chief Financial Officer and Director (Principal Financial Officer)	May 15, 2003
* Tindaro Caputo	Controller	May 15, 2003
* Praveen R. Jeyarajah	Director	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

W.M. BERG INC.
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Robert A. Hitt	President, Chief Executive Officer and Director (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Chief Financial Officer and Director (Principal Financial Officer)	May 15, 2003
* Tindaro Caputo	Controller	May 15, 2003
* Praveen R. Jeyarajah	Director	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

RAC-I, INC.
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Robert A. Hitt	President, Chief Executive Officer and Director (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Chief Financial Officer and Director (Principal Financial Officer)	May 15, 2003
* Tindaro Caputo	Controller	May 15, 2003
* Praveen R. Jeyarajah	Director	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

RBS NORTH AMERICA, INC.
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Robert A. Hitt	President, Chief Executive Officer and Director (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Chief Financial Officer and Director (Principal Financial Officer)	May 15, 2003
* Tindaro Caputo	Controller	May 15, 2003
* Praveen R. Jeyarajah	Director	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

PRAGER INCORPORATED
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Robert A. Hitt	President, Chief Executive Officer and Director (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Chief Financial Officer and Director (Principal Financial Officer)	May 15, 2003
* Tindaro Caputo	Controller	May 15, 2003
* Praveen R. Jeyarajah	Director	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

ADDAX INC.
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Robert A. Hitt	President, Chief Executive Officer and Director (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Chief Financial Officer and Director (Principal Financial Officer)	May 15, 2003
* Tindaro Caputo	Controller	May 15, 2003
* Praveen R. Jeyarajah	Director	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

CLARKSON INDUSTRIES INC.
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Robert A. Hitt	President, Chief Executive Officer and Director (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Chief Financial Officer and Director (Principal Financial Officer)	May 15, 2003
* Tindaro Caputo	Controller	May 15, 2003
* Praveen R. Jeyarajah	Director	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

REXNORD LTD.
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Robert A. Hitt	President, Chief Executive Officer and Director (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Chief Financial Officer and Director (Principal Financial Officer)	May 15, 2003
* Tindaro Caputo	Controller	May 15, 2003
* Praveen R. Jeyarajah	Director	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

REXNORD PUERTO RICO INC.
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Robert A. Hitt	President, Chief Executive Officer and Director (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Chief Financial Officer and Director (Principal Financial Officer)	May 15, 2003
* Tindaro Caputo	Controller	May 15, 2003
* Praveen R. Jeyarajah	Director	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

BETZDORF CHAIN COMPANY INC.
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Robert A. Hitt	President, Chief Executive Officer and Director (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Chief Financial Officer and Director (Principal Financial Officer)	May 15, 2003
* Tindaro Caputo	Controller	May 15, 2003
* Praveen R. Jeyarajah	Director	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

RBS GLOBAL, INC.
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Chief Financial Officer

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Robert A. Hitt	President and Chief Executive Officer (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Chief Financial Officer (Principal Financial Officer)	May 15, 2003
* Tindaro Caputo	Controller	May 15, 2003
* George M. Sherman	Chairman	May 15, 2003
* Praveen R. Jeyarajah	Director	May 15, 2003
* Jerome H. Powell	Director	May 15, 2003
* Bruce E. Rosenblum	Director	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Milwaukee, Wisconsin on May 15, 2003.

RBS CHINA HOLDINGS, L.L.C.
By:	/s/ THOMAS J. JANSEN
Name: Thomas J. Jansen Title: Vice President

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and as of the dates indicated.

* Jerome H. Powell	President (Principal Executive Officer)	May 15, 2003
/s/ THOMAS J. JANSEN Thomas J. Jansen	Vice President	May 15, 2003
* Joseph Trojan	Treasurer (Principal Financial Officer and Principal Accounting Officer)	May 15, 2003
*By:	/s/ THOMAS J. JANSEN Thomas J. Jansen as Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1*	Stock Purchase Agreement dated as of September 27, 2002, by and among RBS Acquisition Corporation, Invensys plc, BTR Inc., BTR (European Holdings) BV, BTR Industries GmbH, Dunlop Vermögensverwaltungsgesellschaft GmbH, Brook Hansen Inc., Invensys France SAS, Invensys Holdings Ltd., Hansen Transmissions International Ltd., Hawker Siddeley Management Ltd. and BTR Finance BV. The Registrants agree to furnish supplementally a copy of the schedules omitted from this Exhibit 2.1 to the Commission upon request.
3.1*	Certificate of Incorporation of Rexnord Corporation, filed September 26, 2002.
3.2*	Amended and Restated Certificate of Incorporation of Rexnord Industries, Inc., filed October 28, 1992.
3.3*	Certificate of Incorporation of PT Components Inc., filed August 25, 1981.
3.4*	Certificate of Incorporation of RBS Acquisition Corporation, filed September 26, 2002.
3.5*	Certificate of Incorporation of Rexnord Germany-1 Inc., filed February 24, 1987.
3.6*	Certificate of Incorporation of Rexnord International Inc., filed November 12, 1964.
3.7*	Certificate of Incorporation of Winfred Berg Licensco Inc., filed December 5, 1988.
3.8*	Certificate of Incorporation of W.M. Berg Inc., filed August 11, 1980.
3.9*	Certificate of Incorporation of RAC-I, Inc., filed November 12, 2002.
3.10*	Certificate of Incorporation of RBS North America, Inc., filed November 4, 2002.
3.11*	Restatement of Articles of Incorporation of Prager Incorporated, filed July 6, 1989.
3.12*	Amended and Restated Articles of Incorporation of Addax Inc., filed August 18, 1987.
3.13*	Certificate of Consolidation of Belson Corporation and the Highfield Mfg. Company into Clarkson Industries, Inc., filed December 1, 1967.
3.14*	Articles of Incorporation of Rexnord Ltd., filed September 3, 1970.
3.15*	Articles of Incorporation of Rexnord Puerto Rico Inc., filed June 14, 1978.
3.16*	Articles of Incorporation of Betzdorf Chain Company Inc., filed February 21, 1980.
3.17*	Restated Certificate of Incorporation of RBS Global, Inc., filed November 19, 2002.
3.18*	Certificate of Formation of RBS China Holdings, L.L.C., dated October 21, 2002.
3.19*	By-laws of Rexnord Corporation.
3.20*	Amended and Restated By-laws of Rexnord Industries, Inc.
3.21*	By-Laws of PT Components Inc.
3.22*	By-Laws of RBS Acquisition Corporation.
3.23*	By-Laws of Rexnord Germany-1 Inc.
3.24*	By-Laws of Rexnord International Inc.
3.25*	By-Laws of Winfred Berg Licensco Inc.
3.26*	By-Laws of W.M. Berg Inc.
3.27*	By-Laws of RAC-I, Inc.
3.28*	By-Laws of RBS North America, Inc.
3.29*	By-Laws of Prager Incorporated.
3.30*	By-Laws of Addax Inc.
3.31*	Amended and Restated By-Laws of Clarkson Industries, Inc.

3.32*	By-Laws of Rexnord Ltd.
3.33*	By-Laws of Rexnord Puerto Rico Inc.
3.34*	By-Laws of Betzdorf Chain Company Inc.
3.35*	By-Laws of RBS Global, Inc.
3.36*	Limited Liability Company Agreement of RBS China Holdings, L.L.C.
4.1*
Senior Subordinated Note Indenture with respect to the 10 1/8% Senior Subordinated Notes due 2012, between Rexnord Corporation, Wells Fargo Bank Minnesota, National Association, as trustee, and the Guarantors listed on the signature pages thereto, dated November 25, 2002.
4.2*	Form of 10 1/8% Senior Subordinated Notes due 2012 (included in exhibit 4.1).
4.3*
Registration Rights Agreement among Rexnord Corporation, RBS Global, Inc, each of the Subsidiary Guarantors listed on Schedule I thereto, Credit Suisse First Boston Corporation, Deutsche Bank Securities, Inc. and Wachovia Securities Inc. dated November 25, 2002.
4.4*	Purchase Agreement between RBS Holdings, Inc. and the initial purchasers named in Schedule A thereto, dated as of November 19, 2002.
5.1*	Opinion of Latham & Watkins LLP regarding the validity of the exchange notes.
5.2*	Opinion of Fitzgerald, Schorr, Barmettler & Brennan, P.C., L.L.O.
5.3*	Opinion of Sher, Garner, Cahill, Richter, Klein, McAllister and Hilbert L.L.C.
5.4*	Opinion of Hale Lane Peek Dennison and Howard.
5.5*	Opinion of Quarles & Brady.
10.1*
Credit Agreement, dated as of November 25, 2002, by and among RBS Global, Inc., Rexnord Corporation, the lenders party thereto, Deutsche Bank Trust Company Americas, as administrative agent, General Electric Capital Corporation and Wachovia Bank, National Association as co-documentation agents, and Deutsche Bank Securities Inc. and Credit Suisse First Boston, acting through its Cayman Islands Branch, as joint lead arrangers and joint book runners.
10.2*	Security Agreement, dated as of November 25, 2002, among RBS Global, Inc., Rexnord Corporation, certain subsidiaries of RBS Global, Inc., and Deutsche Bank Trust Company Americas, as collateral agent.
10.3*	Pledge Agreement, dated as of November 25, 2002, among RBS Global, Inc., Rexnord Corporation, certain subsidiaries of RBS Global, Inc., and Deutsche Bank Trust Company Americas, as collateral agent.
10.4*
Subordination Agreement, dated as of November 25, 2002, by and among RBS Global, Inc., Rexnord Corporation, each of its Subsidiaries party thereto, and Deutsche Bank Trust Company Americas, as collateral agent.
10.5*	Subsidiaries Guaranty dated November 25, 2002, by and among the Guarantors party thereto and Deutsche Bank Trust Company Americas, as collateral agent.
10.6*	Management Agreement among RBS Global, Inc. and TC Group LLC dated November 25, 2002.
10.7*	Management Consulting Agreement among Rexnord Corporation and George M. Sherman, Cypress Group, L.L.C. and Cypress Industrial Holdings, L.L.C. dated November 25, 2002.
10.8*	Non-Competition Agreement dated November 25, 2002, by and among Invensys, plc and RBS Acquisition Corporation.
10.9*	Employment Agreement between Rexnord Corporation and Robert A. Hitt dated November 25, 2002.

10.10*	Employment Agreement between Rexnord Corporation and Thomas J. Jansen dated November 25, 2002.
10.11*	Employment Agreement between Rexnord Corporation and Michael N. Andrzejewski dated November 25, 2002.
10.12*	Stock Option Plan of RBS Global, Inc.
10.13*	Form of Rexnord Non-Union Pension Plan.
10.14*	Form of Rexnord Supplemental Pension Plan.
10.15*	Form of Rexnord Corporation Executive Bonus Plan.
10.16*	Stockholders Agreement by and among RBS Global, Inc., Carlyle Partners III, L.P., CPIII Coinvestment, L.P., Carlyle High Yield Partners, L.P. and Robert A. Hitt, dated as of November 25, 2002.
10.17*	Stockholders Agreement by and among RBS Global, Inc., Carlyle Partners III, L.P., CPIII Coinvestment, L.P., Carlyle High Yield Partners, L.P. and Thomas Jansen, dated as of November 25, 2002.
10.18*	Stockholders Agreement by and among RBS Global, Inc., Carlyle Partners III, L.P., CPIII Coinvestment, L.P., Carlyle High Yield Partners, L.P. and Michael Andrzejewski, dated as of November 25, 2002.
12.1*	Statement of Computation of Ratio of Earnings to Fixed Charges.
21.1*	List of Subsidiaries.
23.1*	Consent of Latham & Watkins LLP (included in Exhibit 5.1).
23.2*	Consent of Fitzgerald, Schorr, Barmettler & Brennan, P.C., L.L.O. (included in Exhibit 5.2).
23.3*	Consent of Sher, Garner, Cahill, Richter, Klein, McAllister and Hilbert L.L.C. (included in Exhibit 5.3).
23.4*	Consent of Hale Lane Peek Dennison and Howard (included in Exhibit 5.4).
23.5*	Consent of Quarles & Brady (included in Exhibit 5.5).
23.6	Consent of Ernst & Young LLP.
24.1*	Powers of Attorney.
25.1*	Statement of Eligibility of Trustee with respect to the Senior Subordinated Notes Indenture.
99.1*	Form of Letter of Transmittal, with respect to the Exchange Offer.
99.2*	Form of Notice of Guaranteed Delivery, with respect to the old notes and exchange notes.
99.3*	Form of Letter to DTC Participants Regarding the Exchange Offer.
99.4*	Form of Letter to Beneficial Holders Regarding the Exchange Offer.
99.5*	Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.
*
Previously filed.

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EXPLANATORY NOTE
  Item 21. Exhibits and Financial Statement Schedules
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EXHIBIT INDEX